ASSIGNMENT OF AGREEMENT OF SALE

         HFIC, INC. hereby assigns all of its right, title and interest in that certain Agreement of Sale ("Agreement") dated the 13th day of May, 1998, by and among GULFSTREAM HARBOR, INC., a Florida corporation, and GULFSTREAM HARBOR II, INC., a Florida corporation, together, as Seller, and HFIC, INC., a Missouri corporation, as Buyer, and LAWYERS TITLE INSURANCE CORPORATION, as Escrow Agent, to AIOP GULFSTREAM HARBOR, L.L.C., a Delaware limited liability company, AIOP
GULFSTREAM OUTLOT I, L.L.C., a Delaware limited liability company, AIOP GULFSTREAM OUTLOT II, L.L.C., a Delaware limited liability company, and AIOP GULFSTREAM OUTLOT III, L.L.C., a Delaware limited liability company, as its interests may appear.

         GULFSTREAM HARBOR, INC., and GULFSTREAM HARBOR II, INC., by their signatures below, hereby acknowledge this Assignment of the Agreement.

         Dated this 15 day of July, 1998.

Witnesses:                                    HFIC, INC., a Missouri corporation


/s/Kimberly A. Widmeyer
--------------------------------
Name: Kimberly A. Widmeyer                    By:/s/Timothy Heuer
                                                 -------------------------------
                                              Name: Timothy Heuer
/s/Lucille Cordova                            Title: Vice President
--------------------------------
Name: Lucille Cordova


         Acknowledged this _____ day of July, 1998.


Witnesses:                                    GULFSTREAM HARBOR, INC.,
                                              a Florida corporation

-------------------------------               By:
Print Name:                                   ---------------------------------
Print Title:                                  Print Name:
                                              Title:


                                              GULFSTREAM HARBOR II, INC.,
                                              a Florida corporation


-------------------------------               By:
Print Name:                                   ---------------------------------
Print Title:                                  Print Name:
                                              Title:



6374-022-0521109.01